                                                                      EXHIBIT 32

                                                                    Section 1350

                            CERTIFICATION PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

                            (18 U.S.C. SECTION 1350)

         In connection with the Quarterly Report of DIVERSIFIED SECURITY SOLUTIONS, INC. (the "Company") on Form 10-QSB for the period ended September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, James E. Henry, Irvin F. Witcosky and Douglas West, the Chief Executive Officer, the Chief Operating Officer and the Chief Financial Officer of the Company, certify, pursuant to "SS" 906 of the Sarbanes-Oxley Act of 2002, (18 U.S.C. "SS" 1350) that to his knowledge:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                     /s/ James E. Henry
                                     ----------------------------------------
                                     James Henry
                                     Chief Executive Officer

                                     /s/ Irvin F. Witcosky
                                     ----------------------------------------
                                     Irvin F. Witcosky
                                     Chief Executive Officer

                                     /s/ Douglas West
                                     ----------------------------------------
                                     Douglas West
                                     Chief Financial Officer


November 12, 2004



                                       21